UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

DNOW INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36325	46-4191184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7402 North Eldridge Parkway Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 742-5531

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	DNOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by DNOW Inc., a Delaware corporation (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2025 (the “Original Report”). As previously disclosed in the Original Report, on November 6, 2025, the Company completed its acquisition of MRC Global Inc., a Delaware corporation (“MRC Global”) and its subsidiaries.

The Company is filing this Amendment solely to supplement Item 9.01 of the Original Report to file (i) the audited consolidated financial statements of MRC Global as of the years ended December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022, (ii) the interim unaudited condensed consolidated financial statements of MRC Global as of September 30, 2025 and for the nine months ended September 30, 2025 and September 30, 2024 and (iii) the unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of September 30, 2025, the unaudited pro forma condensed combined statements of comprehensive income for the year ended December 31, 2024 and the nine months ended September 30, 2025 and the related notes. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The Company is filing: (i) the audited consolidated balance sheets of MRC Global as of the years ended December 31, 2024 and 2023, the audited consolidated statements of operations, the audited consolidated statements of comprehensive income (loss), the audited consolidated statements of stockholders’ equity and the audited consolidated statements of cash flows for the years ended December 31, 2024, 2023 and 2022, and the related notes thereto, which are attached hereto as Exhibit 99.1 and are incorporated herein by reference; (ii) the interim unaudited condensed consolidated financial statements of MRC Global as of September 30, 2025 and for the nine months ended September 30, 2025 and September 30, 2024, and the related notes thereto, which are attached hereto as Exhibit 99.2 and are incorporated herein by reference; and (iii) the consent of Ernst & Young, LLP, independent registered public accounting firm of MRC Global, which is attached hereto as Exhibit 23.1.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of September 30, 2025, the unaudited pro forma condensed combined statements of comprehensive income for the year ended December 31, 2024 and the nine months ended September 30, 2025 and the related notes thereto are filed herewith and attached hereto as Exhibit 99.3, and are incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditors for MRC Global Inc.

99.1	Audited Consolidated Financial Statements of MRC Global Inc. as of the years ended December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023 and 2022.

99.2	Unaudited Condensed Consolidated Financial Statements of MRC Global Inc. as of and for the nine months ended September 30, 2025 and 2024.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of DNOW Inc. as of September 30, 2025, for the year ended December 31, 2024 and for the nine months ended September 30, 2025.

104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2026	DNOW INC.

	By:	/s/ Raymond Chang
	Name:	Raymond W. Chang
	Title:	Vice President & General Counsel